AGREEMENT AND PLAN OF SHARE EXCHANGE

     This Agreement (hereinafter the "Agreement") is entered into effective as of this 28th day of September, 2000 by and among Seair Group, Inc., a Nevada corporation (hereinafter "Seair"); Our Foods Products Group, Inc., a Texas corporation d/b/a Jardine's (hereinafter "Jardine's"), and the stockholders of Jardine's (hereinafter the "Jardine's Stockholders"), all of whom are the present owners of all the outstanding shares of common stock of Jardine's.

                                    RECITALS:

     WHEREAS, the Jardine's Stockholders own all of the issued and outstanding shares of common stock of Jardine's which comprises 7,984,194 shares ( the "Jardine's Shares"). Seair desires to acquire all of the outstanding Jardine's Shares solely in exchange for restricted common stock of Seair, making Jardine's a wholly-owned subsidiary of Seair; and

     WHEREAS, the Jardine's Stockholders (as set forth on the attached Exhibit "A" made a part hereof) desire to acquire common stock of Seair in exchange for the Jardine's Shares, as more fully set forth herein.

     WHEREAS, the parties desire this to be a tax free exchange as described in the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

     1. SHARE EXCHANGE. The Jardine's Stockholders are the present owners of all of the issued and outstanding Jardine's Shares. It is hereby agreed that all of the Jardine's Shares shall be acquired by Seair in exchange solely for shares of Seair restricted common stock (the "Seair Shares").

     2. DELIVERY OF SHARES. Seair and the Jardine's Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, all outstanding Jardine's Shares shall be delivered to Seair in exchange for Seair Shares.

          (a) The Seair Shares will, subject to the conditions set forth herein, on the Closing Date or at the Closing, be delivered to the Jardine's Stockholders in exchange for their Jardine's Shares on the basis of 3.142424 Seair Shares for each one (1) Jardine's Share.

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

          (b) At Closing, Seair shall, subject to the conditions set forth herein, issue a total of 25,089,723 Seair Shares to the Jardine's Stockholders in accordance with Exhibit "A". Such Seair Shares shall bear the following or similar restrictive legend :

The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered, sold, assigned, pledged, hypothecated or otherwise transferred unless (1) they are registered under the Act or (2) the holder has delivered to the issuer an opinion of counsel, which opinion shall be satisfactory to the issuer, to the effect that there is an available exemption from registration under the Act and any applicable state securities laws or that registration is otherwise not required.

          (c) Unless otherwise agreed by Seair and the Jardine's Stockholders, this transaction shall close only in the event Seair is able to acquire all of the outstanding Jardine's Shares.

     3. OUTSTANDING SECURITIES. As of the Closing Date each of the following shall occur:


          (a) Each one (1) Jardine's Share issued and outstanding immediately prior to the Closing Date shall be exchanged for 3.142424 Seair Shares. Thereafter, all such Jardine's Shares shall be deemed to be owned by Seair. The holder of such certificates previously evidencing the Jardine's Shares outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such Jardine's Shares except as otherwise provided herein or by law.

          (b) The 2,787,747 shares of Seair common stock previously issued and outstanding prior to the Closing will remain outstanding.

     4.   POST-ACQUISITION   EVENTS.  Upon  Closing,   the  following  shall  be
accomplished:

          (a) The resignation of the existing Seair officers and directors and the appointment of new officers and directors as described in Section 11.(f) hereof.

          (b) Seair shall promptly fulfill its responsibility to file a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC").

          (c) Seair shall immediately file an Amendment to its Articles of Incorporation (i) changing its name to "Global Gourmet, Inc.", (ii) increasing the authorized

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

common stock to 50,000,000 shares, and (iii) provide that it no longer be subject to NRS 78.378 to 78.3793, inclusive and NRS 78.411 to 78.444, inclusive.

     5. OTHER MATTERS.

          (a) Prior to Closing, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, Seair's capital stock after the date hereof and there shall be no dividends paid on Seair's capital stock.

          (b) Seair shall have received all requisite Board of Directors, stockholder and other approvals, if any, of the matters set forth herein.

          (c) Seair agrees that it will cause its transfer agent, without unnecessary delay, to transfer those outstanding Seair shares of Common Stock that are publicly resold pursuant to the resale provisions of Rule 144 of the Securities Act of 1933, as amended.

     6. SURRENDER AND ISSUANCE OF SECURITIES. On or as soon as practicable after the Closing Date the Jardine's Stockholders shall surrender for cancellation certificates representing their Jardine's Shares, against delivery of certificates representing the Seair Shares for which their Jardine's Shares are to be exchanged at Closing.

     7. REPRESENTATIONS OF THE JARDINE'S STOCKHOLDERS. The Jardine's Stockholders hereby severally, but not jointly represent and warrant to the best of their knowledge and belief as follows, which warranties and representations shall also be true as of the Closing Date:

          (a) Except as may be set forth in Exhibit "A" attached hereto and made a part hereof, the Jardine's Shares are free from claims, liens, or other encumbrances, and the Jardine's Stockholders have good and marketable title to, and the unqualified right to transfer and dispose of, such Jardine's Shares.

          (b) Except with respect to potential transfers between Jardine's Stockholders, the Jardine's Stockholders have no present intent to sell or dispose of the Seair Shares and are under no binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the Seair Shares

          (c) Each Jardine's Stockholder has the power to enter into this Agreement and to carry out his/her/its obligations hereunder. This Agreement has been duly executed by each Jardine's Stockholder, and constitutes the valid and binding obligation of each Jardine's Stockholder and is enforceable against each Jardine's Stockholder in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting enforcement of creditors' rights generally or by general principles of equity. Each Jardine's Stockholder is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended ( the "Securities Act") and/or otherwise has such knowledge and experience in investment and business matters that he/she/it is capable of evaluating the merits and risks of an investment in the Seair Shares.

     8. REPRESENTATIONS REGARDING JARDINE'S. Jardine's hereby represents and warrants as follows, each of which representations and warranties shall also be true as of the Closing Date:

          (a) Except as noted on Exhibit "A", the Jardine's Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially own all of the issued and outstanding Jardine's Shares.

          (b) The Jardine's Stockholders, are the sole registered holders of the issued and outstanding Jardine's Shares as set forth in Exhibit "A";

          (b) Jardine's has no outstanding or authorized capital shares, warrants, options or convertible securities other than as described in Exhibit "A", attached hereto.

          (c) Since June 30, 2000 there has not been any material adverse changes in the financial position of Jardine's except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of Jardine's.

          (d) Jardine's is not a party to any material litigation or any governmental investigation or proceeding and, to the knowledge of Jardine's, no such litigation or investigation is threatened.

          (e)   Jardine's   is  in  good   standing  in  its   jurisdiction   of
incorporation.

          (f) Jardine's has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and/or has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

          (g) Jardine's has not breached, and there is no pending or threatened claim that Jardine's has breached any of the terms or conditions of any agreements, contracts or commitments to which it is a party or its properties is bound. Jardine's has previously given Seair copies of or access to all material contracts, commitments and/or agreements to which

Jardine's is a party including all relationships or dealings with related parties or affiliates. The execution and performance hereof will not violate any provision of applicable law or any agreement to which Jardine's is a party or by which it or its properties is bound.

          (h) Jardine's has no subsidiary corporations.

          (i) Jardine's has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of Seair prior to the Closing Date, during reasonable business hours and on reasonable notice.

          (j) Jardine's has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions described herein have been duly authorized by the Board of Directors of Jardine's. The execution and performance of this Agreement does not and will not constitute a breach of any material agreement, indenture, mortgage, license or other instrument or document to which Jardine's is a party and will not violate any judgment, decree, order, writ, or applicable rule, statute or regulation. The execution and performance of this Agreement does not and will not violate or conflict with any provision of the Articles of Incorporation, as amended or bylaws of Jardine's.

          (k) All information regarding Jardine's which is set forth herein or has otherwise been provided by Jardine's to Seair is true and accurate in all material respects.

     9. REPRESENTATIONS REGARDING SEAIR. Seair hereby represents and warrants as follows, each of which representations and warranties shall also be true as of the Closing Date:

          (a) As of the Closing Date, the Seair Shares, to be issued and delivered to all of the holders of Jardine's Shares hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued Seair Shares, fully-paid and nonassessable.

          (b) Seair has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions described herein have been duly authorized by all necessary corporate action, including being duly authorized by the Board of Directors of Seair and by its shareholders as may be required by law. This Agreement and the consummation of the transactions described herein constitute the binding obligation of Seair, enforceable against Seair in accordance with its terms. The execution and performance of this Agreement will not constitute a breach of any material agreement, indenture, mortgage, license or other instrument or document to which Seair is a party and will not violate any judgment, decree, order, writ, or applicable rule, statute, or regulation. The execution and

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

performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or By-laws of Seair.

          (c) Seair has  delivered to Jardine's a true and complete  copy of its
(i) Annual Report on Form 10-KSB and any amendments thereto for the year ended December 31, 1999, as filed with the SEC ("Form 10-K"), (ii) Forms 10-QSB for the quarters ended March 31, 1999 and June 30, 2000, as filed with the SEC ("Forms 10-Q"), (iii) Forms 8-K dated December 29, 1999 and March 6, 2000, as filed with the SEC ("Forms 8-K"), (iv) Articles of Incorporation, as amended,
(v) Bylaws, (vii) state and federal tax returns for 1998, and 1999, (vii) shareholder list dated August 1, 2000, (viii) copies of all Board of Directors and stockholder minutes and consents, and (ix) unaudited balance sheet as of August 31, 2000. As of their respective dates, such documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The audited financial statements for 1999 included in the Form 10-K have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Seair as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Seair's unaudited balance sheet as of August 31, 2000 fairly presents the financial position of Seair as of such date. Seair has one subsidiary as of the date hereof. Seair has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which were not properly reflected or adequately reserved against in accordance with GAAP on the financial statements contained in the Seair Form 10-K and Forms 10-Q.

          (d) Except as set forth on Schedule 9(d), since June 30, 2000, there have not been any material adverse changes in the financial condition of Seair. From the date hereof until the Closing Date, Seair shall not engage in any activity other than activities in anticipation of and in furtherance of the transactions described in this Agreement.

          (e) Except as set forth on Schedule 9(e), neither Seair nor, to its knowledge, any 10% or greater shareholder of Seair or any related party or affiliate of Seair, is a party to or the subject of any pending material litigation, claims, or governmental investigation or proceeding, and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of Seair, threatened or contemplated against or affecting Seair, its properties, any of its 10% or greater shareholders, or any related party or affiliate of Seair.

          (f) Seair and each subsidiary of Seair as set forth on Schedule 9(f), is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and Seair and each Subsidiary of Seair presently has and at Closing shall have the corporate power to own its property and to carry on its business as then being conducted

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

and shall be duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact.

          (g) Except as set forth on Schedule 9(g), Seair has filed (or, by the Closing Date, will have filed) all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and has paid (or, by the Closing Date will have paid) or made adequate provision in the Seair Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. Except as set forth in Schedule 9(g), Seair is not delinquent or obligated for any tax, penalty, interest, delinquency or charge and all such tax returns are complete and accurate and disclose all taxes required to be paid by the Seair and each subsidiary of Seair for the periods covered thereby and all taxes shown to be due on such tax returns have been timely paid, other than with respect to taxes being contested in good faith by Seair or its subsidiaries and disclosed on Schedule 9(g) attached hereto; (iii) neither Seair nor any member of any current or former subsidiary of Seair has waived or been requested to waive any statute of limitations in respect of taxes; (iv) none of the tax returns referred to in this Section have been examined by the Internal Revenue Service or the appropriate state, local or foreign taxing authority or the period for assessment of the taxes in respect of which such tax returns were required to be filed has expired, and Seair or its subsidiaries has filed tax returns in the jurisdiction listed on Schedule 9(g) attached hereto; (v) there is no action, suit, audit, claim or assessment pending, proposed or, to the knowledge of Seair, threatened in writing, and, to the knowledge of Seair, there is no investigation with respect to taxes of Seair or its subsidiaries; (vi) all deficiencies asserted or assessments made as a result of any examination of the tax returns referred to in this Section, if any, have been paid in full or are currently being contested in good faith by Seair or its subsidiaries and disclosed on Schedule 9(g); (vii) there are no liens for taxes upon the assets of Seair or its subsidiaries except liens relating to current taxes not yet due; (viii) as a result of the transactions described in this Agreement, none of Seair or its subsidiaries will be obligated to make a payment to an individual that would be a "parachute payment" to a disqualified individuals as those terms are defined in the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future; (ix) no payments of compensation by Seair are subject to the limitations imposed by Section 162(m) of the Code; (x) all taxes which Seair or any of its subsidiaries are required by law to withhold or to collect for payment have been duly withheld and collected, and have been paid or accrued; (xi) Seair has not been a member of any consolidated group other than as exists with respect to its current year; (xii) except as described in this Agreement, there are no tax rulings, requests for rulings, or closing agreements relating to Seair or any of its subsidiaries which could affect Seair's liability for taxes for any period after the Closing; (xiii) neither Seair nor any of its subsidiaries has filed a consent under Section 341(f) of the Code or any comparable provision of state statutes; (xiv) the reserves for taxes contained in the financial

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

statements and carried on the books of Seair are adequate to cover all tax liabilities as of the date of this Agreement; and (xv) Seair has no corporate acquisition indebtedness, as described in Section 279(b) of the Code. Neither Seair nor any subsidiary of Seair, is a party to any tax sharing or similar agreement.

          (h) Seair's authorized capital stock shall, immediately prior to Closing, consist of:(i) 25,000,000 shares of common stock, $.001 par value, of which not more than 2,787,747 shares will be issued and outstanding immediately prior to Closing. All outstanding shares of capital stock of Seair are validly issued, fully paid and nonassessable. As of the date of this Agreement there are not (and as of the Closing Date there will not be) any existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of Seair. Neither Seair nor any of its subsidiaries is as of the date of this Agreement, or will be as of the Closing Date, a party to any oral or written employment, consulting or severance agreement or any agreement similar to any of them.

          (i) Except for its ownership of 100% of the issued and outstanding common stock of World Seair Corporation, a Florida corporation, Seair does not own, directly or indirectly, any of the capital stock or any other securities of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

          (j) Seair has disclosed in writing all events, conditions and facts materially affecting its business, financial condition or results of operations.

          (k) The corporate financial records, minute books, and other documents and records of Seair have been made available to Jardine's and the Jardine's Stockholders prior to the Closing Date, during reasonable business hours and on reasonable notice.

          (l) Seair has not breached, and there is no pending or threatened claim that Seair has breached any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its properties is bound. The execution and performance hereof will not violate any provisions of applicable law or any agreement to which Seair is subject. Seair hereby represents that it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to Jardine's and the Jardine's Stockholders all relationships or dealings with related parties or affiliates.

          (m) The Seair common stock is currently quoted under the trading symbol "SEIR" on the OTC Bulletin Board and there are no stop orders in effect with respect thereto.

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

          (n) All information regarding Seair which is set forth herein or has otherwise been provided by Seair to Jardine's and the Jardine's Stockholders is true and accurate in all material respects.

          (o) Seair is current in all material respects with regard to its reporting obligations with the SEC and, to Seair's knowledge, all reports filed with the SEC are materially true, complete and accurate, and there is no information or event required to be disclosed that has not been disclosed or will not be disclosed in any of Seair's public filings as of the date hereof and as of the Closing Date. All filings required to be made with the SEC or any state or local government to effect the transactions described herein have or will be made prior to Closing.

          (p) The affirmative vote of the holders of a majority of the issued and outstanding shares of Seair Common Stock entitled to vote is the only vote of the holders of any class or series of the Seair's capital stock necessary to consummate the transactions described in this Agreement, including amending the Seair's Articles of Incorporation in order to (i) change the name of Seair to "Global Gourmet, Inc.", (ii) increase the authorized shares to 50,000,000 shares, and (iii) provide that Seair no longer be subject to NRS 78.378 to 78.3793, inclusive, and 78.411 to 78.444, inclusive.

          (q) The restrictions on change in control and business combinations contained in applicable law (including but not limited to NRS Sections 78.378 to 78.3793, inclusive, and NRS Sections 78.441 to 78.444, inclusive, respectively), are not applicable to Seair, Jardine's or Jardine's Stockholders with respect to the transactions described herein.

          (r) Seair does not have a class of securities  registered  pursuant to
Section 12 of the Securities Act of 1933, as amended; and

          (s) Seair does not have 200 or more shareholders of record resident in the State of Nevada and does not conduct business in the State of Nevada.

     10. CLOSING. The Closing of the transactions described herein shall take place on such date (the "Closing" or "Closing Date") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to be on or about September 11, 2000, unless extended by mutual consent of all parties hereto.

     11. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE JARDINE'S STOCKHOLDERS. All obligations of the Jardine's Stockholders under this Agreement are subject to the

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

fulfillment, prior to or as of the Closing and/or the Effective Date, as indicated below, of each of the following conditions:

          (a) The representations and warranties regarding Seair contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing Date as though such representations and warranties were made at and as of such time.

          (b) Seair shall have performed and complied, in all material respects, with all covenants, agreements, and conditions set forth herein, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

          (c) On or before the Closing, the Board of Directors of Seair shall have approved in accordance with applicable corporation law the execution and delivery of this Agreement and the consummation of the transactions described herein.

          (d) On or before the Closing Date, Seair shall have delivered certified copies of resolutions of the Board of Directors of Seair approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable Seair to comply with the terms of this Agreement including the election of Jardine's nominees to the Board of Directors of Seair and all matters outlined herein.

          (e) The holders of a majority of Seair's issued and outstanding Common Stock shall have duly approved all applicable matters described in this Agreement in accordance with applicable law.

          (f) At Closing, the existing officers and directors of Seair shall have resigned in writing from all positions as directors and officers of Seair upon the election and appointment of the Jardine's nominees.

          (g) At the Closing, all instruments and documents delivered to the Jardine's Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Jardine's.

          (h) At the Closing, upon consummation of the transactions, Seair shall have the authorized capital as described in Section 9.(h) hereof.

          (i) The Seair Shares to be issued to the Jardine's Stockholders at Closing will be validly issued, nonassessable and fully-paid under applicable corporation law and will be issued in compliance with all federal, state and applicable securities laws.

          (j) At the Closing, Seair shall have delivered to the Jardine's Stockholders an opinion of its counsel dated as of the Closing to the effect that:

               (i) Seair is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation;

               (ii) Seair and its shareholders have authorized the execution, delivery and performance of this Agreement by all necessary corporate action, and subject to certain limitations relating to bankruptcy, insolvency, reorganization. Fraudulent conveyance or similar laws, rules and regulations affecting enforcement of creditors' rights and remedies generally, the Agreement is a valid and binding obligation of Seair enforceable in accordance with its terms.

               (iii) The Seair Shares to be issued pursuant to Section 2 hereof, when issued, will be duly and validly issued, fully-paid and nonassessable;

               (iv) Seair has the corporate power to execute, deliver and perform all of its obligations under this Agreement;

               (v) Seair does not have a class of securities registered pursuant to Section 12 of the Securities Act of 1933, as amended; and

               (vi) Seair does not have 200 or more shareholders of record resident in the State of Nevada and does not conduct business in the State of Nevada.

               (vii) The restrictions on acquisition of a controlling interest and combinations with interested shareholders contained in NRS Sections 78.378 to 78.3739, inclusive, and 78.411 to 78.444, inclusive, respectively, are not applicable to Seair, Jardine's or the Jardine's Stockholders with respect to the transactions described in the Agreement.

     12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SEAIR. All obligations of Seair under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

          (a) The representations and warranties regarding the Jardine's Stockholders and Jardine's contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

          (b) The Jardine's Stockholders shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

          (c) The Jardine's Stockholders shall deliver a letter commonly known as an "Investment Letter", in substantially the form attached hereto and made a part hereof as Exhibit "B", acknowledging that the Seair Shares are being acquired for investment purposes.

     13. PRESS RELEASES. Seair and Jardine's shall consult with the other as to the form and substance of any press release or other public disclosure of matters related to this Agreement or any of the transactions described herein; provided, however, that nothing in this Section 13 shall be deemed to prohibit any party hereto from making any disclosure that is required to fulfill such party's disclosure obligations imposed by law, including, without limitation, federal securities laws, provided that the disclosing part shall provide the non-disclosing party with reasonable advance notice thereof and any text of such disclosure.

     14. NO REVERSE SPLITS. Seair agrees not to effect any reverse split of its common stock for a period of eigthteen (18) months from the Closing Date.

     15. INDEMNIFICATION. For a period of two years from the Closing Date, Seair agrees to indemnify and hold harmless the Jardine's Stockholders and Jardine's, and the Jardine's Stockholders and Jardine's agree to indemnify and hold harmless Seair at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident of any of the forgoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's material breach of a covenant, representation or warranty, or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

     16. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for two years from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

     17. DOCUMENTS AT CLOSING. At the Closing, the following documents shall be delivered:

          (a) The Jardine's will deliver, or will cause to be delivered, to Seair the following:

               (i) a certificate executed by the President and Secretary of Jardine's to the effect that to the best of their knowledge and belief all representations and warranties made regarding Jardine's under this Agreement are true and correct as of the Closing, the same as though originally given to Seair on said date;

               (ii) certificate from the jurisdiction of incorporation of Jardine's dated at or about the Closing to the effect that Jardine's is in good standing under the laws of said jurisdiction;

               (iii) corporate resolutions of Jardine's Board of Directors authorizing the transactions described in this Agreement;

               (iv) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

               (v) all other items, the delivery of which is a condition precedent to the obligations of Seair, as set forth herein;

          (b) The Jardine's Stockholders will deliver or cause to be delivered to Seair:

               (i) The certificates representing their respective Jardine's Shares as set forth on Exhibit "A" hereto;

               (ii) Investment Letters in the form attached hereto as Exhibit "B" executed by each of the Jardine's Stockholders;

          (c) Seair  will  deliver  or cause to be  delivered  to the  Jardine's
Stockholders:

               (i) stock certificates representing those securities of Seair to be issued as a part of the exchange as described in Sections 2 and 6 hereof;

               (ii) a certificate of the President and Secretary of Seair, to the effect that, to the best of their knowledge and belief, all representations and warranties of Seair made under this Agreement are true and correct as of the Closing, the same as though originally given to the Jardine's Stockholders on said date;

               (iii) certified copies of resolutions adopted by Seair's Board of Directors authorizing the transactions described herein and all related matters and such consents of Seair's stockholders as are required to consummate the transactions described herein;

               (iv) certificates from the jurisdiction of incorporation of Seair dated at or about the Closing Date that said corporation is in good standing under the laws of said jurisdiction;

               (v) opinion of Seair's counsel as described in Section 11.(j) above;

               (vi) such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

               (vii) resignation of all of the officers and directors of Seair; and

               (viii) all other items, the delivery of which is a condition precedent to the obligations of the Jardine's Stockholders, as set forth in
Section 11 hereof.

     18. FINDER'S FEES. Except as set forth on Schedule 18, Seair represents and warrants to the Jardine's Stockholders and Jardine's, and the Jardine's Stockholders and Jardine's represent and warrant to Seair, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, Seair on the one hand, and the Jardine's Stockholders and Jardine's, jointly and severally, on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

     19. MISCELLANEOUS.

          (a) FURTHER ASSURANCES. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          (b) WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          (c) TERMINATION. All obligations hereunder may be terminated at the discretion of either Seair's or Jardine's Board of Directors if (i) the closing conditions specified in Sections 11 and 12 are not met by September 11, 2000, unless extended, or (ii) any of the representations and warranties made herein have been materially breached.

     (d) AMENDMENT. This Agreement may be amended only in writing as agreed to by all the parties hereto.

     (e) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, as follows:


         If to Seair:                      6831 Edgewater
                                           Commerce Parkway #1110
                                           Orlando, FL 32810
                                           Attn: Steven H. Kerr, President



         With a copy to:                   Michelle Kramish Kain, Esq.
                                           Michelle Kramish Kain, P.A.
                                           750 Southeast Third Avenue, Suite 100
                                           Ft. Lauderdale, FL 33316


         If to Jardine's and the           Our Food Products Group, Inc.
         Jardine's Stockholders:           1 Chisolm Trail
                                           Buda, TX 78610
                                           Attn: Frederick Schulman, President


         With a copy to:                   Joseph L. Cannella, Esq.
                                           Fischbein Badillo Wagner Harding
                                           909 Third Avenue
                                           New York, NY 10022

          (f) HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

               (i) ENTIRE AGREEMENT. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood with respect to the subject matter hereof. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

          (j) TIME. Time is of the essence.

          (k) SEVERABILITY. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

          (l) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to conflicts or choice of law provisions of the State of Nevada.

          (m) RESPONSIBILITY AND COSTS. Except as may be agreed by the parties, all fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses unless such party has agreed otherwise with any such person.

          (n) PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARIES. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

                            INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


STOCKHOLDERS OF OUR FOODS PRODUCTS          SEAIR GROUP, INC.
GROUP, INC. d/b/a JARDINE'S
                                            By: /s/Steven H. Kerr
 Morgan Kent Group, Inc.                       ---------------------------------
 By: /s/ Frederick Schulman                     Steven H. Kerr, President
    ---------------------------
      Authorized Representative
                                            OUR FOOD PRODUCTS GROUP, INC.
                                            d/b/a JARDINE'S

                                            By: /s/Frederick Schulman
                                               ---------------------------------
                                                 Frederick Schulman, President
/s/Daniel Matheson
------------------------
Daniel Matheson

/s/William T. Willis
------------------------
William T. Willis

/s/Newton Hamlin
------------------------
Newton Hamlin

/s/Julie P. Tedesco
------------------------
Julie P. Tedesco

/s/Mary Fogarty
------------------------
Mary Fogarty

/s/Lois Shapiro
------------------------
Lois Shapiro

                                  SCHEDULE 9(D)


     Out of the $1,035,020 liability that appears on Seair's unaudited financial statements for the quarterly period ended June 30, 2000 included in its Form 10-QSB filed with the Securities and Exchange Commission, of such amount, (i) $971,890 represents payments owed by Seair to certain persons for services rendered to Seair, (ii) $20,000 represents a payment for a stock subscription for which shares had not been issued, and (iii) $39,130 represents a 1997 payroll tax liability of World Seair Corporation, Seair's wholly-owned subsidiary. The liabilities referred to in (i) and (ii) were satisfied by the issuance of an aggregate of 843, 215 shares of Seair's restricted common stock in August and September, 2000.

                                  SCHEDULE 9(e)




                                      NONE

                                  SCHEDULE 9(f)


                                  SUBSIDIARIES

WORLD SEAIR CORPORATION (100%)

                                  SCHEDULE 9(g)


TAXES OWED AND/OR CONTESTED:

1. There currently is owed estimated payroll taxes of $39,130 for 1997 for World Seair Corporation.

2.  There are currently no taxes which are being contested.


JURISDICTIONS  IN WHICH TAX  RETURNS  HAVE BEEN  FILED FOR SEAIR AND ITS ONE (1)
SUBSIDIARY:

1.  United States Internal Revenue Service.

2.  State of Florida.

                                   SCHEDULE 18



     100,000 shares of Seair Common Stock to be issued to I. R. International Consultants for services rendered.

                                   EXHIBIT "A"


I.       AUTHORIZED CAPITAL STOCK:

                  Class A Preferred Stock   -                 10,000,000 shares

                  Class B Preferred Stock   -                 10,000,000 shares

                  Class C Preferred Stock   -                  5,000,000 shares

                  Class A Common Stock      -                 10,000,000 shares

                  Class B Common Stock      -                 10,000,000 shares


II.      ISSUED AND OUTSTANDING CLASS B COMMON STOCK:


         NAME                   NUMBER OF JARDINE'S SHARES        NUMBER OF SEAIR SHARES

Morgan Kent Group, Inc.                6,033,694                         18,960,425

Daniel Matheson                          750,000                          2,356,818

William T. Willis                        100,000                            314,242

Newton Hamlin                            375,000                          1,178,409

Julie P. Tedesco                          25,000                             78,561



Mary Fogarty                                 500                              1,571

Lois Shapiro                             700,000                          2,199,697
                                       ---------                         ----------

                                       7,984,194                         25,089,723




     There are no claims, liens or other encumbrances on the 7,984,194 Jardine's Shares.

III.     OPTIONS FOR CLASS B COMMON STOCK

                                    CURRENT
NAME OF              CURRENT        EXERCISE
HOLDER               OPTIONS        PRICE

F. Schulman           600,000        .50
J. Tedesco            175,000        .25
H.J. Trube            175,000        .75
K. Eckert              17,500        .01
C. Damon               10,000        .01
J. Nicholson            7,500        .01
G. Combs                7,500        .01
D. Matheson             7,500        .01
J. Moore                7,500        .01
S. Maysonave            7,500        .01
J. Damon                5,000        .01
R. Espinoza             3,000        .01
M. Fogarty              1,500        .01
A. Atwell               6,000        .50
J. Shull                1,000        .01
                    ---------
                    1,031,500


IV. WARRANTS FOR CLASS B COMMON STOCK:

     Warrant, held by KBK Financial, Inc., to purchase 177,778 shares of Class B Common Stock, subject to adjustment, at $.01 per share, expiring May 15, 2006.

V. WARRANTS FOR CLASS B PREFERRED STOCK:

          (a) Warrant, held by KBK Financial, Inc., to purchase 277,778 shares of Class B Preferred Stock, subject to adjustment, at $.01 per share, expiring May 15, 2006.

                                   EXHIBIT "B"

                                INVESTMENT LETTER



TO THE BOARD OF DIRECTORS OF SEAIR GROUP, INC.


     The undersigned hereby represents to Seair Group, Inc. (the "Corporation"), that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for his own account and for investment and not with a view to the public resale or distribution thereof;
(2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

     The undersigned hereby agrees and acknowledges that he will not sell the Securities outside of the United States in any manner which will allow the Securities to become nonrestricted except upon registration in the United States.

     The undersigned further acknowledges that he or she is an "accredited investor" as that term is defined in Regulation D promulgated under the Act or has such knowledge and experience in financial matters and investments that he or she considers himself or herself to be financially sophisticated. The undersigned further acknowledges that he or she has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being acquired. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he or she has requested for the purpose of verifying the information set forth in said documents.

     The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144. The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

         Any and all certificates representing the Securities, and any and all Securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

         The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The Securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is be established to the satisfaction of the Corporation.

         The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.


                                                     Very truly yours,

                                                 -------------------------------
                                                       (Please print name)
                                                  Date: September       , 2000